EXHIBIT 10.54

AMENDMENT NO. 2 TO STOCK OPTION AGREEMENTS

This Amendment No. 2 made as of February 12, 2008 relates to the Stock Option Agreements entered into as of April 24, 2007, by and among Optionees identified on Schedule A hereto and Rudolf and Doris Gunnerman as Stockholders.

For mutual good and valuable consideration and the mutual covenants, conditions and agreements herein contained, and other good and valuable consideration and intending to be legally bound, the parties hereto hereby agree as follows:

1. The right to exercise the Option (as defined in each of the Stock Option Agreements) is extended until the sooner of (i) August 31, 2008, or (ii) the thirtieth day after notice is given by Stockholders after and that the Common Stock of Sulphco, Inc. has a volume weighted average trading price of $6.00 or higher for five consecutive trading days with trading volume of not less than 1,000,000 shares of Common Stock each such trading day, as reported by Bloomberg LP for the principal trading market of such Common Stock, or (iii) such later date pursuant to Section 2 of the Stock Option Agreement.

2. Capitalized terms employed herein shall have the meanings given to them in the Stock Option Agreements.

3. Except as modified herein, all of the terms of the Stock Option Agreements remain in full force and effect.

4. All of the venue, jurisdiction, notice and miscellaneous provisions of the Stock Option Agreements apply to this Amendment No. 2.

5. This Amendment No. 2 shall be effective immediately.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the first date above written.

_____________________________________	____________________________________
RUDOLF GUNNERMAN	DORIS GUNNERMAN

SCHEDULE A TO AMENDMENT NO. 2
TO STOCK OPTION AGREEMENT

OPTIONEES
ELLIS CAPITAL LLC 20 East Sunrise Highway Valley Stream, NY 11581 Fax: (516) 887-8990

ABRAHAM WOLFSON, successor to Mayflower Oak LLC One State Street Plaza, 29th Floor New York, NY 10004 Fax: (212) 363-8459

SOUTH FERRY #2, LP, successor to Mayflower Oak LLC One State Street Plaza, 29th Floor New York, NY 10004 Fax: (212) 363-8459

MORRIS WOLFSON, successor to Mayflower Oak LLC One State Street Plaza, 29th Floor New York, NY 10004 Fax: (212) 363-8459

AARON WOLFSON, successor to Mayflower Oak LLC One State Street Plaza, 29th Floor New York, NY 10004 Fax: (212) 363-8459

ELI LERISTON, successor to Mayflower Oak LLC One State Street Plaza, 29th Floor New York, NY 10004 Fax: (212) 363-8459

IROQUOIS MASTER FUND LTD. 641 Lexington Avenue New York, NY 10022 Fax: (212) 207-3452

SCOT COHEN 641 Lexington Avenue New York, NY 10022 Fax: (212) 207-3452

SCOTT JASON COHEN FOUNDATION INC. 641 Lexington Avenue New York, NY 10022 Fax: (212) 207-3452

MERAV ABBE IRREVOCABLE TRUST 641 Lexington Avenue New York, NY 10022 Fax: (212) 207-3452

EDWARD G. ROSENBLOM 38 Jackson Drive Cresskill, NJ 07626 Fax: (201) 569-1950

DEVIDAS BUDRANI 50 Avenue Road London, England United Kingdom, NW8 Fax: 011-44-207-483-4138

JOSHUA SILVERMAN 3 Pinecrest Avenue Scarsdale, NY 10583

PHIL MIRABELLI 360 East 55th Street, Apt. 8-K New York, NY 10022 Fax: (212) 207-3452